PIMCO Managed Accounts Trust

Supplement dated October 3, 2022 to the Fixed Income Shares (FISH) Prospectus, dated dated April 29, 2022, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the Fixed Income Shares: Series C (“FISH: Series C”) Portfolio and the Fixed Income Shares: Series M (“FISH: Series M”) Portfolio (each, a “Portfolio” and together, the “Portfolios”)

Effective immediately, the PIMCO FISH: Series C Portfolio’s portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO FISH: Series C Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee. Mr. Braun is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group portfolio management team. Mr. Cudzil is a Managing Director in PIMCO’s Newport Beach office and Mr. Seshasayee in an Executive Vice President in PIMCO’s New York office. Mr. Braun has managed the Portfolio since May 2016 and Messrs. Cudzil and Seshasayee have managed the Portfolio since October 2022.

Effective immediately, the PIMCO FISH: Series M Portfolio’s portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO FISH: Series M Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following.

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by David Braun, Mike Cudzil and Vinayak Seshasayee. Mr. Braun is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group portfolio management team. Mr. Cudzil is a Managing Director in PIMCO’s Newport Beach office and Mr. Seshasayee in an Executive Vice President in PIMCO’s New York office. Mr. Braun has managed the Portfolio since May 2016 and Messrs. Cudzil and Seshasayee have managed the Portfolio since October 2022.

In addition, effective immediately, disclosure concerning each Portfolio’s portfolio managers in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series C Portfolio FISH: Series M Portfolio	David L. Braun	5/16

Managing Director, PIMCO. Mr. Braun joined PIMCO in 2009 and is head of the U.S. financial institutions group portfolio management and a senior member of the liability driven investment portfolio management team.

FISH: Series C Portfolio FISH: Series M Portfolio	Mike Cudzil	10/22	Managing Director, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series C Portfolio FISH: Series M Portfolio	Vinayak Seshasayee	10/22

Executive Vice President, PIMCO. Mr. Seshasayee is a generalist portfolio manager in the New York office, leading Canadian portfolio management. He is a member of PIMCO’s Americas portfolio committee. Previously, he was a portfolio manager on the MBS and investment grade credit desks and a member of PIMCO’s diversified income portfolio management team. Prior to joining PIMCO in 2013, he was a member of the fixed income research group at Morgan Stanley. He has 13 years of investment experience and holds an MBA from the University of Chicago Booth School of Business. He received an undergraduate degree from the Indian Institute of Technology, Mumbai.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP1_100322